                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 23, 2004
                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                            0-22399                  25-1872581
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
of Incorporation)                                            Identification No.)



235 N. Second Street, Harrisburg, PA                                      17101
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEMS 1, 2, 3, 4, AND 6:     Not Applicable

ITEM 5.      Other Events    Not Applicable

ITEM 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

             A. Exhibit 99.1  - Press Release

ITEM 8 - 11  Not Applicable

ITEM 12.     Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              WAYPOINT FINANCIAL CORP.



DATE:  April 23, 2004                         By: S// David E. Zuern
                                                  ------------------
                                              David E. Zuern
                                              President
                                              Chief Executive Officer